UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LFAP	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “LGBTQ Loyalty” or the “Company” refer to LGBTQ Loyalty Holdings, Inc. and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the anticipated impact of certain events on the Company’s financial statements. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 7.01 Regulation FD Disclosure.

On July 2, 2021, LGBTQ Loyalty Holdings, Inc. (the “Company”) posted on its corporate website a recent video interview between Danny Delaney, Motley Fool digital strategist, Maria Gallagher, Motley Fool analyst, Bobby Blair, the Company’s Chief Executive Officer, and Andrew Chanin, the Chief Executive Officer of ProcureAM, the Company’s joint venture partner in the establishment of the LGBTQ100 ESG index. A video replay of the interview is available at the following link: https://fool.wistia.com/medias/rs57gudc1s.

The information contained in the video is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The information contained in the video speaks as of its date.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information disclosed in the video, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information disclosed in the video, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

The video contains forward-looking statements, and as a result, investors should not place undue reliance on these forward-looking statements.

Item 8.01 Other Events

Reference is made to the disclosure under Item 7.01 above which is hereby incorporated in this Item 8.01 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: July 6, 2021	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer